Exhibit 99.1

NEWS RELEASE

Gray Television Delivers Solid Second Quarter Operating Results

Atlanta, Georgia –August 5, 2022. . . Gray Television, Inc. (“Gray,” “we,” “us” or “our”) (NYSE: GTN) today announced its strong financial results for the second quarter ended June 30, 2022, including a 231% increase in net income attributable to common stockholders, compared to the second quarter of 2021. Overall, the second quarter of 2022 produced record results, including $868 million in total revenue, due to the combination of recent acquisitions, added scale, increasingly efficient integrated operations, and the “on-year” of the two-year political advertising cycle. We anticipate continued strong financial results for the remainder of the year, especially political advertising revenue. Based on our current forecasts, we now anticipate that our political advertising revenue for calendar year 2022 will match the $652 million of political advertising revenue that our current portfolio of stations recorded in 2020, a presidential election year.

Gray’s strong cash flow in the second quarter of 2022 enabled us to return $125 million of capital to our shareholders during the second quarter by, paying down $54 million of outstanding debt; repurchasing $50 million of our common stock in the open market; and paying $21 million of cash dividends to our preferred and common shareholders. Even after these actions, Gray ended the quarter with $162 million of cash on hand. Strong operating results and political advertising revenue are expected to enable Gray to fund additional de-leveraging and cash dividend payments during the remainder of the year.

Due to the significant effect that material transactions have had on our results of our operations, we present the financial information herein consistent with both U.S. Generally Accepted Accounting Principles (“GAAP” or “As Reported Basis”) and on a Combined Historical Basis (“CHB”), which incorporates certain historical results of acquired businesses, less the historical results of divested businesses. We also furnish certain other detailed non-GAAP metrics to provide more meaningful period-over-period comparisons to assist the public in its analysis and valuation of the Company. This additional information includes a summary of incremental expenses that were specific to our acquisitions, divestitures, and related financing activities (“Transaction Related Expenses”), non-cash stock-based compensation expenses and certain non-GAAP terms common in our industry. Please refer to the detailed discussion of the foregoing terms and concepts included elsewhere herein.

Summary of Second Quarter Operating Results

As Reported Basis (the respective 2021 periods reflect the “off-year” of the two-year political advertising cycle):

●	Total revenue was $868 million, an increase of 59% from the second quarter of 2021.

●	Net income attributable to common stockholders was $86 million, or $0.91 per fully diluted share, an increase of 231% from the second quarter of 2021.

●	Broadcast Cash Flow was $327 million, an increase of 79% from the second quarter of 2021.

●	Adjusted EBITDA was $309 million, an increase of 82% from the second quarter of 2021.

Combined Historical Basis (the respective 2021 periods reflect the “off-year” of the two year political advertising cycle):

●	Revenue was $868 million, an increase of 15% from the second quarter of 2021.

●	Core Advertising Revenue decreased less than 1% from the second quarter of 2021.

●	Broadcast Cash Flow was $330 million, an increase of 25% from the second quarter of 2021.

Other Key Metrics

●

As of June 30, 2022, our Total Leverage Ratio, Net of all Cash, was 5.16 times on a trailing eight-quarter basis, netting our total cash balance of $162 million and giving effect to all Transaction Related Expenses, which is calculated as set forth in our Senior Credit Facility.

4370 Peachtree Road, NE, Atlanta, GA 30319 | P 404.504.9828 F 404.261.9607 | www.gray.tv

●

During the three and six-months ended June 30, 2022 and 2021, we incurred Transaction Related Expenses on an As Reported Basis that included but were not limited to legal and professional fees, severance and incentive compensation and contract termination fees. In addition, we recorded certain non-cash stock-based compensation expenses. These expenses are summarized as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
	(in millions)
Transaction Related Expenses:
Broadcasting	$2	$-	$4	$-
Corporate and administrative	-	7	1	8
Miscellaneous expense, net	-	7	-	7
Total Transaction Related Expenses	$2	$14	$5	$15

Total non-cash stock-based compensation	$6	$4	$11	$7

Taxes

●

During the six-months ended June 30, 2022 and 2021, we made income tax payments of $119 million and $38 million, respectively. During the remainder of 2022, based on our current forecasts, we anticipate making income tax payments (net of our expected $21 million refund) within a range of $70 million to $90 million.

●	As of June 30, 2022, we have an aggregate of $337 million of various state operating loss carryforwards, of which we expect that approximately half will be utilized.

FOX Network Affiliation Agreement Renewal

On August 4, 2022, we renewed the network affiliations for all of our FOX affiliated television stations across 27 markets, including Portland, Oregon; Cincinnati, Ohio; Greenville-Spartanburg, South Carolina; West Palm Beach, Florida; Las Vegas, Nevada; Birmingham, Alabama; and New Orleans, Louisiana.

Guidance for the Three-Months Ending September 30, 2022

Based on our current forecasts for the quarter ending September 30, 2022, we anticipate the following key financial results, as outlined below in approximate ranges. We present revenue net of agency commissions. We exclude depreciation, amortization and gain/loss on disposal of assets from our estimates of operating expenses.

●    Revenue:

o	Core advertising revenue of $345 million to $355 million.
o	Retransmission revenue of $365 million to $370 million.
o	Political revenue of $193 million to $195 million.
o	Production company revenue of $20 million to $21 million.
o	Total revenue of $940 million to $959 million.

●    Operating Expenses:

o

Broadcasting expenses of $545 million to $550 million, including retransmission expense of approximately $225 million and transaction related expenses of approximately $1 million and non-cash stock-based compensation expense of approximately $1 million.

o	Production company expenses of approximately $17 million.
o	Corporate expenses of $30 million to $35 million, including transaction related expenses of approximately $1 million and non-cash stock-based compensation expense of approximately $5 million.

Gray Television, Inc.

Earnings Release for the three and six-month periods ended June 30, 2022

Selected Operating Data on As Reported Basis (Unaudited)

	Three Months Ended June 30,
			% Change		% Change
			2022 to		2022 to
	2022	2021	2021	2020	2020
	(dollars in millions)
Revenue (less agency commissions):
Broadcasting	$855	$537	59%	$449	90%
Production companies	13	10	30%	2	550%
Total revenue	$868	$547	59%	$451	92%

Political advertising revenue	$90	$6	1400%	$21	329%

Operating expenses (1):
Broadcasting	$528	$354	49%	$324	63%
Production companies	$14	$9	56%	$5	180%
Corporate and administrative	$25	$25	0%	$17	47%

Net income	$99	$39	154%	$11	800%

Non-GAAP cash flow (2):
Broadcast Cash Flow	$327	$183	79%	$123	166%
Broadcast Cash Flow Less
Cash Corporate Expenses	$306	$161	90%	$108	183%
Free Cash Flow	$38	$34	12%	$35	9%

	Six Months Ended June 30,
			% Change		% Change
			2022 to		2022 to
	2022	2021	2021	2020	2020
	(dollars in millions)
Revenue (less agency commissions):
Broadcasting	$1,659	$1,067	55%	$964	72%
Production companies	36	24	50%	21	71%
Total revenue	$1,695	$1,091	55%	$985	72%

Political advertising revenue	$116	$15	673%	$57	104%

Operating expenses (1):
Broadcasting	$1,058	$715	48%	$659	61%
Production companies	$40	$26	54%	$24	67%
Corporate and administrative	$53	$43	23%	$32	66%

Net income	$161	$78	106%	$64	152%

Non-GAAP cash flow (2):
Broadcast Cash Flow	$598	$351	70%	$304	97%
Broadcast Cash Flow Less
Cash Corporate Expenses	$554	$314	76%	$276	101%
Free Cash Flow	$177	$112	58%	$120	48%

(1)	Excludes depreciation, amortization and gain on disposal of assets.
(2)	See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included elsewhere herein.

Gray Television, Inc.

Earnings Release for the three and six-month periods ended June 30, 2022

Selected Operating Data on As Reported Basis (Unaudited)

	Three Months Ended June 30,
	2022		2021		Amount	Percent
		Percent		Percent	Increase	Increase
	Amount	of Total	Amount	of Total	(Decrease)	(Decrease)
	(dollars in millions)
Revenue (less agency commissions):
Core advertising	$366	42%	$279	51%	$87	31%
Political	90	10%	6	1%	84	1400%
Retransmission consent	382	44%	242	44%	140	58%
Production companies	13	1%	10	2%	3	30%
Other	17	3%	10	2%	7	70%
Total	$868	100%	$547	100%	$321	59%

Operating expenses (before depreciation, amortization and gain on disposal of assets):
Broadcasting:
Station expenses	$300	57%	$209	59%	$91	44%
Retransmission expense	225	43%	144	41%	81	56%
Transaction Related Expenses	2	0%	-	0%	2	100%
Non-cash stock-based compensation	1	0%	1	0%	-	0%
Total broadcasting expense	$528	100%	$354	100%	$174	49%

Production companies expense	$14		$9		$5	56%

Corporate and administrative:
Corporate expenses	$20	80%	$15	60%	$5	33%
Transaction Related Expenses	-	0%	7	28%	(7)	(100)%
Non-cash stock-based compensation	5	20%	3	12%	2	67%
Total corporate and administrative expense	$25	100%	$25	100%	$-	0%

Gray Television, Inc.

Earnings Release for the three and six-month periods ended June 30, 2022

Selected Operating Data on As Reported Basis (Unaudited)

	Six Months Ended June 30,
	2022		2021		Amount	Percent
		Percent		Percent	Increase	Increase
	Amount	of Total	Amount	of Total	(Decrease)	(Decrease)
	(dollars in millions)
Revenue (less agency commissions):
Core advertising	$731	43%	$539	49%	$192	36%
Political	116	7%	15	1%	101	673%
Retransmission consent	775	46%	489	45%	286	58%
Production companies	36	2%	24	2%	12	50%
Other	37	2%	24	3%	13	54%
Total	$1,695	100%	$1,091	100%	$604	55%

Operating expenses (before depreciation, amortization and gain on disposal of assets):
Broadcasting:
Station expenses	$600	57%	$425	60%	$175	41%
Retransmission expense	452	43%	289	40%	163	56%
Transaction Related Expenses	4	0%	-	0%	4	100%
Non-cash stock-based compensation	2	0%	1	0%	1	100%
Total broadcasting expense	$1,058	100%	$715	100%	$343	48%

Production companies expense	$40		$26		$14	54%

Corporate and administrative:
Corporate expenses	$43	81%	$29	67%	$14	48%
Transaction Related Expenses	1	2%	8	19%	(7)	(88)%
Non-cash stock-based compensation	9	17%	6	14%	3	50%
Total corporate and administrative expense	$53	100%	$43	100%	$10	23%

Gray Television, Inc.

Earnings Release for the three and six-month periods ended June 30, 2022

Detail Table of Operating Results on As Reported Basis (Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
	(in millions, except for per share information)
Revenue (less agency commissions):
Broadcasting	$855	$537	$1,659	$1,067
Production companies	13	10	36	24
Total revenue (less agency commissions)	868	547	1,695	1,091
Operating expenses before depreciation, amortization and gain on disposal of assets, net:
Broadcasting	528	354	1,058	715
Production companies	14	9	40	26
Corporate and administrative	25	25	53	43
Depreciation	31	25	63	50
Amortization of intangible assets	52	27	104	53
Gain on disposal of assets, net	-	(1)	(5)	(5)
Operating expenses	650	439	1,313	882
Operating income	218	108	382	209
Other expense:
Miscellaneous expense, net	-	(7)	(2)	(6)
Interest expense	(81)	(47)	(160)	(95)
Income before income taxes	137	54	220	108
Income tax expense	38	15	59	30
Net income	99	39	161	78
Preferred stock dividends	13	13	26	26
Net income attributable to common stockholders	$86	$26	$135	$52

Basic per share information:
Net income attributable to common stockholders	$0.92	$0.27	$1.45	$0.55
Weighted-average shares outstanding	93	95	93	94

Diluted per share information:
Net income attributable to common stockholders	$0.91	$0.27	$1.44	$0.55
Weighted-average shares outstanding	94	95	94	95

Gray Television, Inc.

Earnings Release for the three and six-month periods ended June 30, 2022

Selected Operating Data on Combined Historical Basis (Unaudited)

	Three Months Ended June 30,
			% Change		% Change
			2022 to		2022 to
	2022	2021	2021	2020	2020
	(dollars in millions)
Revenue (less agency commissions):

Broadcast	$855	$744	15%	$626	37%
Production companies	13	10	30%	$2	550%
Total	$868	$754	15%	$628	38%

Operating expenses (1):
Broadcast	$528	$499	6%	$455	16%
Production companies	$14	$9	56%	$5	180%
Corporate and administrative	$25	$25	0%	$17	47%

Non-GAAP cash flow (2):
Broadcast Cash Flow	$330	$264	25%	$186	77%
Broadcast Cash Flow Less Cash Corporate Expenses	$309	$242	28%	$171	81%
Operating Cash Flow as defined in the 2019 Senior Credit Facility	$310	$249	24%	$171	81%
Free Cash Flow	$43	$75	(43)%	$57	(25)%

	Six Months Ended June 30,
			% Change		% Change
			2022 to		2022 to
	2022	2021	2021	2020	2020
	(dollars in millions)
Revenue (less agency commissions):

Broadcast	$1,659	$1,483	12%	$1,351	23%
Production companies	36	24	50%	$21	71%
Total	$1,695	$1,507	12%	$1,372	24%

Operating expenses (1):
Broadcast	$1,058	$1,004	5%	$932	14%
Production companies	$40	$26	54%	$24	67%
Corporate and administrative	$53	$44	20%	$32	66%

Non-GAAP cash flow (2):
Broadcast Cash Flow	$602	$517	16%	$454	33%
Broadcast Cash Flow Less Cash Corporate Expenses	$558	$480	16%	$426	31%
Operating Cash Flow as defined in the 2019 Senior Credit Facility	$561	$488	15%	$426	32%
Free Cash Flow	$186	$194	(4)%	$192	(3)%

(1)	Excludes depreciation, amortization and gain on disposal of assets.
(2)	See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included elsewhere herein.

Gray Television, Inc.

Earnings Release for the three and six-month periods ended June 30, 2022

Selected Operating Data on Combined Historical Basis (Unaudited)

	Three Months Ended June 30,
	2022		2021		Amount	Percent
		Percent		Percent	Increase	Increase
	Amount	of Total	Amount	of Total	(Decrease)	(Decrease)
	(dollars in millions)
Revenue (less agency commissions):
Core advertising	$366	42%	$369	49%	$(3)	(1)%
Political	90	10%	8	1%	82	1025%
Retransmission consent	382	44%	351	47%	31	9%
Production companies	13	1%	10	1%	3	30%
Other	17	3%	16	2%	1	6%
Total	$868	100%	$754	100%	$114	15%

Operating expenses (before depreciation, amortization and gain on disposal of assets):
Broadcasting:
Station expenses	$300	57%	$291	58%	$9	3%
Retransmission expense	225	43%	207	42%	18	9%
Transaction Related Expenses	2	0%	-	0%	2	100%
Non-cash stock-based compensation	1	0%	1	0%	-	0%
Total broadcasting expense	$528	100%	$499	100%	$29	6%

Production companies expense	$14		$9		$5	56%

Corporate and administrative:
Corporate expenses	$20	80%	$15	60%	$5	33%
Transaction Related Expenses	-	0%	7	28%	(7)	(100)%
Non-cash stock-based compensation	5	20%	3	12%	2	67%
Total corporate and administrative expense	$25	100%	$25	100%	$-	0%

Gray Television, Inc.

Earnings Release for the three and six-month periods ended June 30, 2022

Selected Operating Data on Combined Historical Basis (Unaudited)

	Six Months Ended June 30,
	2022		2021		Amount	Percent
		Percent		Percent	Increase	Increase
	Amount	of Total	Amount	of Total	(Decrease)	(Decrease)
	(dollars in millions)
Revenue (less agency commissions):
Core advertising	$731	43%	$720	48%	$11	2%
Political	116	7%	21	1%	95	452%
Retransmission consent	775	46%	707	47%	68	10%
Production companies	36	2%	24	2%	12	50%
Other	37	2%	35	2%	2	6%
Total	$1,695	100%	$1,507	100%	$188	12%

Operating expenses (before depreciation, amortization and gain on disposal of assets):
Broadcasting:
Station expenses	$601	57%	$586	58%	$15	3%
Retransmission expense	451	43%	416	42%	35	8%
Transaction Related Expenses	4	0%	-	0%	4	100%
Non-cash stock-based compensation	2	0%	2	0%	-	0%
Total broadcasting expense	$1,058	100%	$1,004	100%	$54	5%

Production companies expense	$40		$26		$14	54%

Corporate and administrative:
Corporate expenses	$43	81%	$30	68%	$13	43%
Transaction Related Expenses	1	2%	8	18%	(7)	(88)%
Non-cash stock-based compensation	9	17%	6	14%	3	50%
Total corporate and administrative expense	$53	100%	$44	100%	$9	20%

Gray Television, Inc.

Earnings Release for the three and six-month periods ended June 30, 2022

Other Financial Data on As Reported Basis (Unaudited)

	Six Months Ended June 30,
	2022	2021
	(in millions)

Net cash provided by operating activities	$330	$238
Net cash used in investing activities	(201)	(177)
Net cash used in financing activities	(156)	(49)
Net (decrease) increase in cash	$(27)	$12

	As of
	June 30,	December 31,
	2022	2021
	(in millions)

Cash	$162	$189
Long-term debt, including current portion, less deferred financing costs	$6,705	$6,755
Series A Perpetual Preferred Stock	$650	$650
Borrowing availability under Revolving Credit Facility	$496	$497

The Company

We are a multimedia company headquartered in Atlanta, Georgia. We are the nation’s largest owner of top-rated local television stations and digital assets in the United States. Our television stations serve 113 television markets that collectively reach approximately 36 percent of US television households.  This portfolio includes 80 markets with the top-rated television station and 100 markets with the first and/or second highest rated television station. We also own video program companies Raycom Sports, Tupelo Media Group (formerly Tupelo Honey), PowerNation Studios, as well as the studio production facilities Assembly Atlanta and Third Rail Studios.

Cautionary Statements for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act

This press release contains certain forward-looking statements that are based largely on our current expectations and reflect various estimates and assumptions by us. These statements are statements other than those of historical fact and may be identified by words such as “estimates,” “expect,” “anticipate,” “will,” “implied,” “assume” and similar expressions. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward-looking statements. Such risks, trends and uncertainties, which in some instances are beyond our control, include our inability to achieve expected synergies from recent transactions on a timely basis or at all, the impact of recently completed transactions, estimates of future revenue, future expenses and other future events. We are subject to additional risks and uncertainties described in our quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections contained therein, which reports are made publicly available via our website, www.gray.tv. Any forward-looking statements in this press release should be evaluated in light of these important risk factors. This press release reflects management’s views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this press release beyond the published date, whether as a result of new information, future events or otherwise. Information about certain potential factors that could affect our business and financial results and cause actual results to differ materially from those expressed or implied in any forward-looking statements are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in our Annual Report on Form 10-K for the year ended December 31, 2021, and may be contained in reports subsequently filed with the U.S. Securities and Exchange Commission and available at www.sec.gov.

Gray Television, Inc.

Earnings Release for the three and six-month periods ended June 30, 2022

Conference Call Information

We will host a conference call to discuss our second quarter operating results on August 5, 2022. The call will begin at 11:00 AM Eastern Time. The live dial-in number is 1-800-289-0720 and the confirmation code is 7144937. The call will be webcast live and available for replay at www.gray.tv. The taped replay of the conference call will be available at 1-888-203-1112 and the confirmation code is 7144937, until September 4, 2022.

Gray Contacts

Web site: www.gray.tv

Hilton H. Howell, Jr., Executive Chairman and Chief Executive Officer, (404) 266-5513

Pat LaPlatney, President and Co-Chief Executive Officer, (334) 206-1400

Jim Ryan, Executive Vice President and Chief Financial Officer, (404) 504-9828

Kevin P. Latek, Executive Vice President, Chief Legal and Development Officer, (404) 266-8333

Gray Television, Inc.

Earnings Release for the three and six-month periods ended June 30, 2022

Effects of Acquisitions and Divestitures on Our Results of Operations and Non-GAAP Terms

From January 1, 2020 through December 31, 2021, we completed several acquisition and divestiture transactions. As more fully described in our Form 10-Q to be filed with the Securities and Exchange Commission today and in our prior disclosures, these transactions materially affected our operations. We refer to all television stations acquired or divested from January 1, 2020 through December 31, 2021, as the “Acquisitions”.

Due to the significant effect that the Acquisitions have had on our results of operations, and in order to provide more meaningful period over period comparisons, we present herein certain financial information on a Combined Historical Basis (or “CHB”). Combined Historical Basis financial information does not include any adjustments for other events attributable to the Acquisitions unless otherwise described. Certain of the Combined Historical Basis financial information has been derived from, and adjusted based on unaudited, unreviewed financial information prepared by other entities, which Gray cannot independently verify. We cannot assure you that such financial information would not be materially different if such information were audited or reviewed and no assurances can be provided as to the accuracy of such information, or that our actual results would not differ materially from the Combined Historical Basis financial information if the Acquisitions had been completed at the stated date. In addition, the presentation of Combined Historical Basis may not comply with United Stated Generally Accepted Accounting Principles (“GAAP”) or the requirements for proforma financial information under Regulation S-X under the Securities Act.

From time to time, we supplement our financial results prepared in accordance with GAAP by disclosing the non-GAAP financial measures Broadcast Cash Flow, Broadcast Cash Flow Less Cash Corporate Expenses, Operating Cash Flow as defined in the Senior Credit Agreement, Free Cash Flow, Adjusted EBITDA and Total Leverage Ratio, Net of All Cash. These non-GAAP amounts are used by us to approximate amounts used to calculate key financial performance covenants contained in our debt agreements and are used with our GAAP data to evaluate our results and liquidity.

We define Broadcast Cash Flow as net income or loss plus loss on early extinguishment of debt, non-cash corporate and administrative expenses, non-cash stock-based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses and broadcast other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits and payments for program broadcast rights.

We define Broadcast Cash Flow Less Cash Corporate Expenses as net income or loss plus loss on early extinguishment of debt, non-cash stock-based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Transaction Related Expenses and other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits and payments for program broadcast rights.

We define Operating Cash Flow as defined in our Senior Credit Agreement as net income or loss plus loss on early extinguishment of debt, non-cash stock-based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Transaction Related Expenses, other adjustments, certain pension expenses, synergies and other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, pension income and contributions to pension plans.

Gray Television, Inc.

Earnings Release for the three and six-month periods ended June 30, 2022

Operating Cash Flow as defined in our Senior Credit Agreement gives effect to the revenue and broadcast expenses of all completed acquisitions and divestitures as if they had been acquired or divested, respectively, on July 1, 2020. It also gives effect to certain operating synergies expected from the acquisitions and related financings and adds back professional fees incurred in completing the acquisitions. Certain of the financial information related to the acquisitions has been derived from, and adjusted based on, unaudited, un-reviewed financial information prepared by other entities, which Gray cannot independently verify. We cannot assure you that such financial information would not be materially different if such information were audited or reviewed and no assurances can be provided as to the accuracy of such information, or that our actual results would not differ materially from this financial information if the acquisitions had been completed on the stated date. In addition, the presentation of Operating Cash Flow as defined in the Senior Credit Agreement and the adjustments to such information, including expected synergies resulting from such transactions, may not comply with GAAP or the requirements for pro forma financial information under Regulation S-X under the Securities Act of 1933.

We define Free Cash Flow as net income or loss, plus loss on early extinguishment of debt, non-cash stock-based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, any income tax expense, non-cash 401(k) expense, Transactions Related Expenses, broadcast other adjustments, certain pension expenses, synergies, other adjustments and amortization of deferred financing costs less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, pension income, contributions to pension plans, preferred dividends, purchase of property and equipment (net of reimbursements and certain defined purchases) and income taxes paid (net of any refunds received and certain defined payments).

We define Adjusted EBITDA as net income or loss, plus loss on early extinguishment of debt, non-cash stock-based compensation, depreciation and amortization of intangible assets, any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Transaction Related Expenses less any gain on disposal of assets, any miscellaneous income and any income tax benefits.

Our Total Leverage Ratio, Net of All Cash is determined by dividing our Adjusted Total Indebtedness, Net of All Cash, by our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two. Our Adjusted Total Indebtedness, Net of All Cash, represents the total outstanding principal of our long-term debt, plus certain other obligations as defined in our Senior Credit Agreement, less all cash (excluding restricted cash). Our Operating Cash Flow, as defined in our Senior Credit Agreement, divided by two, represents our average annual Operating Cash Flow as defined in our Senior Credit Agreement for the preceding eight quarters.

We define Transaction Related Expenses as incremental expenses incurred specific to acquisitions and divestitures, including but not limited to legal and professional fees, severance and incentive compensation, and contract termination fees. We present certain line items from our selected operating data, net of Transaction Related Expenses, in order to present a more meaningful comparison between periods of our operating expenses and our results of operations.

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore may not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to, and in conjunction with, results presented in accordance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

Gray Television, Inc.

Earnings Release for the three and six-month periods ended June 30, 2022

Reconciliation of Non-GAAP Terms on As Reported Basis:

	Three Months Ended June 30,
	2022	2021	2020
	(in millions)

Net income	$99	$39	$11
Adjustments to reconcile from net income to Free Cash Flow:
Depreciation	31	25	21
Amortization of intangible assets	52	27	26
Non-cash stock-based compensation	6	3	3
Gain on disposal of assets, net	-	(1)	(7)
Miscellaneous expense, net	-	7	2
Interest expense	81	47	46
Income tax expense	38	15	6
Amortization of program broadcast rights	12	8	10
Payments for program broadcast rights	(13)	(9)	(10)
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	21	22	15
Broadcast Cash Flow	327	183	123
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	(21)	(22)	(15)
Broadcast Cash Flow Less Cash Corporate Expenses	306	161	108
Pension benefit	(1)	-	-
Interest expense	(81)	(47)	(46)
Amortization of deferred financing costs	4	3	3
Preferred stock dividends	(13)	(13)	(13)
Common stock dividends	(8)	(7)	-
Purchases of property and equipment (1)	(50)	(28)	(24)
Reimbursements of property and equipment purchases	-	3	8
Income taxes paid, net of refunds	(119)	(38)	(1)
Free Cash Flow	$38	$34	$35

(1)	Excludes approximately $62 million and $80 million related to the Assembly Atlanta project in 2022 and 2021, respectively.

Gray Television, Inc.

Earnings Release for the three and six-month periods ended June 30, 2022

Reconciliation of Non-GAAP Terms on As Reported Basis:

	Six Months Ended June 30,
	2022	2021	2020
	(in millions)

Net income	$161	$78	$64
Adjustments to reconcile from net income to Free Cash Flow:
Depreciation	63	50	42
Amortization of intangible assets	104	53	52
Non-cash stock-based compensation	11	7	7
Non-cash 401(k) expense	-	1	-
Gain on disposal of assets, net	(5)	(5)	(13)
Miscellaneous expense, net	2	6	3
Interest expense	160	95	98
Income tax expense	59	30	24
Amortization of program broadcast rights	25	17	19
Payments for program broadcast rights	(26)	(18)	(20)
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	44	37	28
Broadcast Cash Flow	598	351	304
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	(44)	(37)	(28)
Broadcast Cash Flow Less Cash Corporate Expenses	554	314	276
Pension benefit	(2)	-	-
Interest expense	(160)	(95)	(98)
Amortization of deferred financing costs	8	6	6
Preferred stock dividends	(26)	(26)	(26)
Common stock dividends	(16)	(15)	-
Purchases of property and equipment (1)	(67)	(41)	(51)
Reimbursements of property and equipment purchases	5	7	14
Income taxes paid, net of refunds	(119)	(38)	(1)
Free Cash Flow	$177	$112	$120

(1)	Excludes approximately $92 million and $80 million related to the Assembly Atlanta project in 2022 and 2021, respectively.

Gray Television, Inc.

Earnings Release for the three and six-month periods ended June 30, 2022

Reconciliation of Non-GAAP Terms on Combined Historical Basis:

	Three Months Ended
	June 30,
	2022	2021	2020
	(in millions)

Net income	$99	$69	$22
Adjustments to reconcile from net income to Free Cash Flow:
Depreciation	31	32	30
Amortization of intangible assets	52	28	28
Non-cash stock-based compensation	6	4	4
Gain on disposals of assets, net	-	(3)	(7)
Miscellaneous expense, net	-	7	2
Interest expense	81	77	77
Income tax expense (benefit)	38	9	(2)
Amortization of program broadcast rights	12	13	15
Payments for program broadcast rights	(13)	(14)	(15)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	21	22	15
Broadcast Transaction Related Expenses	2	-	-
Broadcast other adjustments	1	20	17
Broadcast Cash Flow	330	264	186
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(21)	(22)	(15)
Broadcast Cash Flow Less Cash Corporate Expenses	309	242	171
Pension benefit	(1)	-	-
Adjustments for unrestricted subsidiaries	2	-	-
Corporate Transaction Related Expenses	-	7	-
Operating Cash Flow as Defined in Senior Credit Agreement	310	249	171
Interest expense	(81)	(77)	(77)
Amortization of deferred financing costs	4	3	3
Preferred dividends	(13)	(13)	(13)
Common stock dividends	(8)	(7)	-
Purchases of property and equipment (1)	(50)	(32)	(27)
Reimbursements of property and equipment purchases	-	4	9
Income taxes paid, net of refunds	(119)	(52)	(9)
Free Cash Flow	$43	$75	$57

(1)	Excludes approximately $62 million and $80 million related to the Assembly Atlanta project in 2022 and 2021, respectively.

Gray Television, Inc.

Earnings Release for the three and six-month periods ended June 30, 2022

Reconciliation of Non-GAAP Terms on Combined Historical Basis:

	Six Months Ended
	June 30,
	2022	2021	2020
	(in millions)

Net income	$161	$142	$91
Adjustments to reconcile from net income to Free Cash Flow:
Depreciation	63	64	59
Amortization of intangible assets	104	56	57
Non-cash stock-based compensation	11	8	9
Non-cash 401(k) expense	-	1	-
Gain on disposals of assets, net	(5)	(7)	(16)
Miscellaneous expense, net	2	6	25
Interest expense	160	155	155
Income tax expense	59	17	12
Amortization of program broadcast rights	25	27	29
Payments for program broadcast rights	(26)	(29)	(30)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	44	37	28
Broadcast Transaction Related Expenses	4	-	-
Broadcast other adjustments	-	40	35
Broadcast Cash Flow	602	517	454
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(44)	(37)	(28)
Broadcast Cash Flow Less Cash Corporate Expenses	558	480	426
Pension benefit	(2)	-	-
Adjustments for unrestricted subsidiaries	4	-	-
Corporate Transaction Related Expenses	1	8	-
Operating Cash Flow as defined in Senior Credit Agreement	561	488	426
Interest expense	(160)	(155)	(155)
Amortization of deferred financing costs	8	6	6
Preferred dividends	(26)	(26)	(26)
Common stock dividends	(16)	(15)	-
Purchases of property and equipment (1)	(67)	(47)	(59)
Reimbursements of property and equipment purchases	5	9	18
Income taxes paid, net of refunds	(119)	(66)	(18)
Free Cash Flow	$186	$194	$192

(1)	Excludes approximately $92 million and $80 million related to the Assembly Atlanta project in 2022 and 2021, respectively.

Gray Television, Inc.

Earnings Release for the three and six-month periods ended June 30, 2022

Reconciliation of Net Income to Adjusted EBITDA and the Effect of Transaction Related Expenses and Certain Non-Cash Expenses:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
	(in millions, except for per share information)

Net income	$99	$39	$161	$78
Adjustments to reconcile from net income to Adjusted EBITDA:
Depreciation	31	25	63	50
Amortization of intangible assets	52	27	104	53
Non-cash stock-based compensation	6	4	11	7
Gain on disposal of assets, net	-	(1)	(5)	(5)
Miscellaneous expense, net	-	7	2	6
Interest expense	81	47	160	95
Income tax expense	38	15	59	30
Total	307	163	555	314
Add: Transaction Related Expenses (1)	2	7	5	8
Adjusted EBITDA	$309	$170	$560	$322

Net income attributable to common stockholders	$86	$26	$135	$52
Add: Transaction Related Expenses and non-cash stock-based compensation	8	18	16	22
Less: Income tax expense related to Transaction Related Expenses and non-cash stock-based compensation	(2)	(5)	(4)	(6)
Net income attributable to common stockholders - excluding Transaction Related Expenses and non-cash stock-based compensation	$92	$39	$147	$68

Net income attributable to common stockholders common per share, diluted - excluding Transaction Related Expenses and non-cash stock-based compensation	$0.98	$0.41	$1.56	$0.72

Diluted weighted-average common shares outstanding	94	95	94	95

(1)	Excludes $7 million of Transaction Related Expenses included in miscellaneous expense, net for the three and six-month periods ended June 30, 2021, respectively.

Gray Television, Inc.

Earnings Release for the three and six-month periods ended June 30, 2022

Reconciliation of Total Leverage Ratio, Net of All Cash:

Eight Quarters
Ended
June 30, 2022
(dollars in millions)

Net income	$595
Adjustments to reconcile from net income to Operating Cash Flow as defined in our Senior Credit Agreement:
Depreciation	221
Amortization of intangible assets	274
Non-cash stock-based compensation	32
Gain on disposal of assets, net	21
Interest expense	457
Loss on early extinguishment of debt	12
Income tax expense	248
Amortization of program broadcast rights	81
Common stock contributed to 401(k) plan	15
Payments for program broadcast rights	(83)
Pension benefit	(4)
Contributions to pension plans	(7)
Adjustments for unrestricted subsidiaries	8
Adjustments for stations acquired or divested, financings and expected synergies during the eight quarter period	606
Transaction Related Expenses	87
Other	2
Operating Cash Flow as defined in our Senior Credit Agreement	$2,565
Operating Cash Flow as defined in our Senior Credit Agreement, divided by two	$1,283

June 30, 2022
Adjusted Total Indebtedness:
Total outstanding principal	$6,778
Letters of credit outstanding	4
Cash	(162)
Adjusted Total Indebtedness, Net of All Cash	$6,620

Total Leverage Ratio, Net of All Cash	5.16

Gray Television, Inc.

Earnings Release for the three and six-month periods ended June 30, 2022